Income Tax	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Income Tax

15. Income Tax

Due to operating losses and the recognition of valuation allowances, the Company has no provision for current and deferred federal or state income taxes in 2024. In 2021, the Company reversed valuation allowances against previously reserved deferred tax assets, accordingly, there was no provision for current and deferred federal or state income taxes.

Deferred income taxes reflect the net tax effects of temporary and permanent differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and deferred tax liabilities are as follows as of:

	December 31,	December 31,
	2024	2023

Non-operating loss carryforward	$16,700,000	$8,600,000
Valuation allowance	(16,700,000)	(8,600,000)
Net deferred tax asset	$—	$—

The Company has established a valuation allowance against its deferred tax assets due to the uncertainty surrounding the realization of such assets. During the years ended December 31, 2024 and 2023, the valuation allowance increased by approximately $8,100,000 and $3,092,000, respectively. The Company has net operating and economic loss carry-forwards of approximately $8.6 million available to offset future federal and state taxable income.

A reconciliation between expected income taxes, computed at the federal income tax rate of 21% applied to the pretax accounting loss, and our blended state income tax rate of 2%, and the income tax net expense included in the consolidated statements of operations for the years ended December 31, 2023 and 2022 is as follows:

	December 31,	December 31,
	2024	2023
Tax at federal statutory rate	21.0%	21.0%
Tax at state rate net of federal benefit	2.0%	2.0%
Change in valuation allowance	(23.0)%	(23.0)%
Provision for taxes	0.0%	0.0%

The Company’s tax positions for 2020 to 2022 have been analyzed and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. Tax returns for the years 2021 to 2023, are subject to review by the tax authorities.

Twin Vee Powercarsco [Member]
Income Tax

13. Income Tax

Income tax expense or benefit for interim periods is determined using an estimate of the Company’s annual effective tax rate, adjusted for discrete items, if any, that are taken into account in the relevant period. Each period, the Company updates the estimate of the annual effective tax rate, and if the estimated tax rate changes, it records a cumulative adjustment. Due to operating losses and the recognition of valuation allowances, the Company has no provision for current and deferred federal or state income taxes for the three and nine months ended September 30, 2025 and 2024. The effective tax rate for each period differs from the statutory rate primarily as a result of having a full valuation allowance maintained against the deferred tax assets. As of September 30, 2025 and December 31, 2024, the Company continued to have a full valuation allowance against its U.S. federal and state deferred tax assets. Management regularly evaluates the realizability of its deferred tax assets. Adjustments are recorded to income during the period in which management makes the determination a deferred tax asset is more likely than not to be realized.